UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022

CATALYST BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Blvd, Suite 710, South San Francisco, CA 94080
(Address of principal executive offices)

(650) 871-0761
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CBIO	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 18, 2022 (the “Effective Date”), Catalyst Biosciences, Inc. (the “Company”) entered into an Agreement (the “Agreement”), with JDS1, LLC (“JDS1”), CCUR Holdings, Inc., CIDM II, LLC, Julian D. Singer, David S. Oros (collectively, the “Investor Group Parties”) and Karen S. Singer and Gary A. Singer (collectively, with the Investor Group Parties, the “Investors”). As of the date of the Agreement, the Investor Group Parties collectively beneficially owned an aggregate of 2,636,042 shares, or approximately 8.4%, of outstanding common stock. Under the Agreement, JDS1 dismissed with prejudice its lawsuits captioned JDS1, LLC v. Catalyst Biosciences, Inc., C.A. No. 2022-0350-KSJM (Del. Ch.) and JDS1, LLC v. Catalyst Biosciences, Inc., et al., C.A. No. 2022-0515-KSJM (Del. Ch.) and, following dismissal of the lawsuits, the Company reimbursed JDS1 for its legal and other expenses related to the litigation and JDS1’s involvement with the Company in the amount of $400,000. In addition, the Investors agreed to customary standstill provisions while all parties agreed to customary representations and warranties, restrictions on bringing litigation against other parties during the standstill period, and a general release of claims.  During the standstill period, each of the Investors also agreed to vote all of the Company’s shares beneficially owned by such Investor and its affiliate in favor of the election of any director nominee nominated by the Company’s Board of Directors.

A copy of the Agreement is included as Exhibit 99.1. The foregoing description of the Agreement is not purported to be complete and qualified in its entirety by reference to the full text of the Agreement, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Agreement, effective as of August 18, 2022, between Catalyst Biosciences, Inc. and certain Investors specified therein.

104	Cover Page Interactive Data File (formatted as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: August 19, 2022	/s/ Nassim Usman
Nassim Usman, Ph.D.
President and Chief Executive Officer